Income Taxes	9 Months Ended
Sep. 30, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The effective tax rates were (27.1)% and 14.0% for the quarters ended September 30, 2013 and 2012, respectively, and 20.5% and 9.0% for the nine months ended September 30, 2013 and 2012, respectively. The company records income taxes using an estimated annual effective tax rate for interim reporting. Under the annual effective tax rate method, jurisdictions with a projected loss where no tax benefit can be recognized are excluded from the calculation of the estimated annual effective tax rate.
The effective tax rates for the nine months ended September 30, 2013 and 2012 were impacted by the mix in earnings among domestic and foreign jurisdictions, losses in various jurisdictions and certain discrete items. Many of these foreign jurisdictions have tax rates that are lower than the U.S. statutory rate, and the company continues to maintain full valuation allowances on net deferred tax assets in certain of these foreign jurisdictions. The effective tax rates for the quarter and nine months ended September 30, 2013 were also impacted by the company continuing to maintain a full valuation allowance on U.S. net deferred tax assets. In the fourth quarter of 2012, the company recorded a valuation allowance against most of its U.S. federal and state deferred tax assets, which are primarily net operating losses ("NOLs"). The company recorded out of period adjustments including $3 million of income tax benefit related to 2012 and 2011 in the second quarter of 2013. In the nine months ended September 30, 2012, the company recorded out of period adjustments, which included $3 million of income tax expense related to 2011 and 2010 in the first quarter of 2012. These corrections had an insignificant effect on all affected annual and quarterly periods and financial statement line items based on a quantitative and qualitative evaluation.